Exhibit 99.35



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Count            SumOfcurrbal
------------------------------------
------------------------------------
756                    $210,225,563
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-------------------------------------------------------------------------------
Count        SumOfcurrbal ZIP               CITY                        % of
                                                                   Aggregate
-------------------------------------------------------------------------------
137           $48,413,277                   LOS ANGELES             3.05%
141           $33,121,667                   LAS VEGAS               2.09%
81            $23,633,800                   SACRAMENTO              1.49%
92            $20,825,406                   MIAMI                   1.31%
103           $18,367,864                   PHOENIX                 1.16%
48            $14,936,025                   STOCKTON                0.94%
43            $14,800,615                   SAN DIEGO               0.93%
38            $12,623,920                   RIVERSIDE               0.79%
45            $11,795,259                   CHICAGO                 0.74%
28            $11,707,730                   CORONA                  0.74%